EXHIBIT 99.1

GEE Group Announces Share Repurchase Program

Program Authorizes up to $20 Million of Shares of Common Stock to be Repurchased

Jacksonville, FL, April 27, 2023 /Accesswire/ – GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to the “Company”, “GEE Group”, “us”, “our”, or “we”), a provider of professional staffing services and human resource solutions, today announced that its Board of Directors approved a share repurchase program with authorization to purchase up to $20 million of the Company’s currently outstanding shares of common stock, no par value (the “Common Stock”).

“GEE Group is committed to balance capital deployment that drives long-term, profitable, organic growth augmented by strategic acquisitions executed using a disciplined pricing approach,” said Derek Dewan, Chairman and Chief Executive Officer of the Company. “We believe that the strength of our business model and significant cash flow generation, enables us to continue investing for the long term, in addition to allowing us to opportunistically buy back stock through a repurchase program, which we believe will assist in delivering strong returns for shareholders. This program is a direct reflection of our belief that our shares are undervalued, represent an attractive investment opportunity and a demonstration of our confidence in the business and the long-term opportunity ahead.”

Under the share repurchase program, the Company’s management is authorized to repurchase shares of Common Stock from time to time through open market purchases under Rule 10b-18 of the Securities Exchange Act of 1934, as amended, and in accordance with other applicable legal requirements. GEE Group expects to fund the share repurchase program from operating cash flow and cash on hand, which was approximately $20 million as of March 31, 2023. The timing and total amount of Common Stock repurchases will depend upon the Company’s trading window, business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices, liquidity and other factors. The share repurchase program will continue through December 31, 2023, may be suspended or discontinued at any time, and does not obligate the Company to repurchase any number of shares of Common Stock. Upon the expiration of the share repurchase program, GEE Group’s Board of Directors may, in its sole discretion, authorize a new share repurchase program, however, it is not obligated to do so.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to possible future events and/or the Company’s future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 and are subject to the “safe harbor” created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include without limitation information relating to our intended share repurchases, the amount and timing of share repurchases, the possibility that the share repurchase program may be discontinued or suspended, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as “will”, “may,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “pro forma”, “estimates,” “aims,” “believes,” “hopes,” “potential,” “intends,” “suggests,” “appears,” “seeks,” or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company’s actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental to and may continue to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which is exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. There is no assurance that conditions will not persist or worsen and further negatively impact GEE Group. Certain other factors that might cause the Company’s actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company’s competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company’s failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company’s failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company’s failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company’s failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading “Forward-Looking Statements” in the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@genp.com

SOURCE: GEE Group Inc.

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